UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.              )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Parks! America, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Parks! America, Inc.

1300 Oak Grove Road

Pine Mountain, Georgia 31822-1197

SUPPLEMENT NO. 1 TO THE PROXY STATEMENT DATED FEBRUARY 12, 2024

FOR THE SPECIAL MEETING OF STOCKHOLDERS

This Supplement No. 1 (this “Supplement”), dated February 16, 2024, supplements the definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed by Parks! America, Inc., a Nevada corporation (the “Company”), with the U.S. Securities and Exchange Commission on February 12, 2024, in connection with the solicitation by the Company’s Board of Directors of proxies to be voted at the Special Meeting of Stockholders (if held, including any adjournment, postponement or rescheduling thereof, the “Special Meeting”).

THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT, WHICH CONTAINS IMPORTANT ADDITIONAL INFORMATION. Except as to the matters specifically discussed herein, this Supplement does not otherwise modify or update any information or disclosure contained in the Proxy Statement. Capitalized terms used but not otherwise defined in this Supplement shall have the meanings assigned to such terms in the Proxy Statement.

SUPPLEMENTAL INFORMATION REGARDING THE VOTING OF PROXIES

This Supplement includes additional information you should read in conjunction with the Proxy Statement and new WHITE Proxy Card, which includes voting instructions to vote via the Internet.

If, as of the Record Date, your shares are registered in your own name, you may vote today using the following methods. You may also vote by attending the Special Meeting. Please contact our proxy solicitor, Saratoga, by calling (212) 257-1311 or toll free at (888) 368-0379, or by email at info@saratogaproxy.com if you require assistance in voting your shares or need additional copies of our proxy materials.

1.	Via the Internet: Stockholders of record may submit proxies via the Internet at http://onlineproxyvote.com/PRKA/. Please log in using the control number in the top left-hand corner of your WHITE Proxy Card. Access the proxy voting link to cast your vote. Proxies submitted via the Internet must be received by 11:59 p.m. Eastern Time on February 25, 2024.

2.	By Scan: Stockholders of record may submit proxies by completing, signing, dating, scanning and emailing the WHITE Proxy Card to info@stctransfer.com. A completed WHITE Proxy Card must be received before February 26, 2024.

3.	By Mail: Stockholders of record may submit proxies by completing, signing, dating and promptly returning the enclosed WHITE Proxy Card in the postage-paid envelope provided. A completed WHITE Proxy Card returned by mail must be received at the address stated on the WHITE Proxy Card before February 26, 2024.

If your shares are held by a broker, bank or other nominee (i.e., your shares are held in “street name”), you will receive a voting instruction form from that broker, bank or other nominee. You must provide voting instructions by completing the voting instruction form and promptly returning it to your broker, bank or other nominee for your shares to be voted. We recommend that you instruct your broker, bank or other nominee to vote your shares on the WHITE Proxy Card.

If you have any questions or need assistance voting, please contact Saratoga, our proxy solicitor:

520 8th Avenue, 14 Floor

New York, New York 10022

(212) 257-1311

Stockholders call toll free at (888) 368-0379

info@saratogaproxy.com

Control Number:

Shareholder Name:

Number of Securities:

PARKS! AMERICA, INC.

2024 SPECIAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF

THE BOARD OF DIRECTORS OF PARKS! AMERICA, INC.

W H I T E P R O X Y

The undersigned appoints Lisa Brady, Todd White and John Ferguson, and each of them acting individually or in the absence of others, as proxies with full power of substitution and re-substitution, to vote all shares of common stock, par value of $0.001 per share (the “Common Stock”) of Parks! America, Inc., a Nevada corporation (the “Company”), which the undersigned would be entitled to vote if present at the Company’s Special Meeting of Stockholders and at any adjournments, postponements, reschedulings or continuations thereof (the “Special Meeting”), scheduled to be held exclusively in a virtual-only format via live audio webcast on February 26, 2024 at 11:00 a.m. Eastern Time at https://stctransfer.zoom.us/webinar/register/WN_42p6_BmwQSKyXX2B2Nmv9g.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock held by the undersigned, and hereby ratifies and confirms all action of the herein named proxies or their substitutes may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named proxies or their substitutes with respect to any other matters as may properly come before the Special Meeting that are unknown to the Company a reasonable time before this solicitation to the extent authorized by Rule 14a- 4(c) under the Securities Exchange Act of 1934, as amended.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE HEREOF. IF NO DIRECTION IS INDICATED WITH RESPECT TO ANY OF THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “AGAINST” PROPOSALS 1, 2(a)-2(g), 3, 4(a)-4(c) AND 5.

This Proxy will be valid until the completion of the Special Meeting. This Proxy will only be valid in connection with the Company’s solicitation of proxies for the Special Meeting.

WHITE PROXY CARD

Votes must be received by Securities Transfer Corporation (“STC”) on or before 11:00 am ET on February 26, 2024. Ballots may be cast only by one of the following methods:

●	Online: http://onlineproxyvote.com/PRKA/. Log in using the control number in the top left-hand corner of your Proxy Ballot card. Access the proxy voting link to cast your vote.

●	Scan: Vote, Sign, Date, Scan and Email to: info@stctransfer.com

●	Mail: Vote, Sign, Date and Return this form in the enclosed stamped envelope addressed to STC, or mail to: Security Transfer Corporation, 2901 N. Dallas Parkway, Suite 380, Plano, TX 75093

If more than one of the proxies named shall be present in person or by substitute at the meeting or at any adjournment thereof, the majority of the proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

WHITE PROXY CARD

☒ Please mark vote as indicated in this example

PARKS! AMERICA, INC. STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE “AGAINST” PROPOSAL 1, “AGAINST” PROPOSALS 2(a)-2(g), “AGAINST” PROPOSAL 3, “AGAINST” PROPOSALS 4(a)-4(c) AND “AGAINST” PROPOSAL 5.

1. Focused Compounding Proposal 1: Repeal any provision of the Bylaws of Parks! America, Inc. as adopted on January 30, 2004 and as revised as of June 12, 2012 (the “Bylaws”), including any amendments thereto, in effect at the time this Proposal becomes effective, which was not included in the Bylaws that were in effect as of June 12, 2012 and were filed with the US Securities and Exchange Commission (the “SEC”) on July 16, 2012 (the “Bylaw Restoration Proposal”) to restore the Bylaws to their current form if the board of directors (the “Board”) of the Company attempts to amend them in any manner prior to the completion of Focused Compounding’s proxy solicitation.

☐ FOR	☐ AGAINST	☐ ABSTAIN

2. Focused Compounding Proposal 2: Subject to the concurrent approval of the Bylaw Amendment Proposal and the Election Proposal (each as defined below), remove each of the following individuals from the Board pursuant to Section 4.9(a) of the Bylaws (each of Proposal 2(a) – 2(g), a “Removal Proposal” and collectively, the “Removal Proposals”):

Proposal 2(a) Lisa Brady	☐ FOR	☐ AGAINST	☐ ABSTAIN
Proposal 2(b) Todd White	☐ FOR	☐ AGAINST	☐ ABSTAIN
Proposal 2(c) Dale Van Voorhis	☐ FOR	☐ AGAINST	☐ ABSTAIN
Proposal 2(d) John Gannon	☐ FOR	☐ AGAINST	☐ ABSTAIN
Proposal 2(e) Charles Kohnen	☐ FOR	☐ AGAINST	☐ ABSTAIN
Proposal 2(f) Jeffery Lococo	☐ FOR	☐ AGAINST	☐ ABSTAIN
Proposal 2(g) Rick Ruffolo	☐ FOR	☐ AGAINST	☐ ABSTAIN

3. Focused Compounding Proposal 3: Subject to the concurrent approval of each Removal Proposal and the Election Proposal, amend and restate Section 4.7 of the Bylaws (the “Bylaw Amendment Proposal”) to read as follows:

4.7 Vacancy on Board of Directors. In case of a vacancy on the Board of Directors because of a director’s resignation, removal or other departure from the board, or because of an increase in the number of directors, the remaining directors, by majority vote, may elect a successor to hold office for the unexpired term of the director whose position is vacant, and until the election and qualification of a successor. In the event any directors are removed by a vote of the shareholders, then the shareholders shall have the right to elect successors to hold office for the unexpired term of the director or directors whose positions are vacant, and until the election and qualification of their successors.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4. Focused Compounding Proposal 4: Subject to the concurrent approval of each Removal Proposal and the Bylaw Amendment Proposal, elect as members of the Board each of the following individuals as a member of the Board (the “Election Proposal”):

Proposal 4(a) Andrew Kuhn	☐ FOR	☐ AGAINST	☐ ABSTAIN
Proposal 4(b) Geoff Gannon	☐ FOR	☐ AGAINST	☐ ABSTAIN
Proposal 4(c) James Ford	☐ FOR	☐ AGAINST	☐ ABSTAIN

5. Focused Compounding Proposal 5: Authorize Focused Compounding Fund, LP, or an authorized representative thereof, to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event there are insufficient votes for, or otherwise in connection with, any of the Bylaw Restoration Proposal, the Removal Proposals, the Bylaw Amendment Proposal or the Election Proposal.

☐ FOR	☐ AGAINST	☐ ABSTAIN

IF NO BOX IS MARKED FOR ANY OF PROPOSALS 1-5 AND THIS WHITE PROXY CARD IS PROPERLY SIGNED, DATED AND DELIVERED, THIS PROXY WILL BE VOTED “AGAINST” PROPOSAL 1, 2(a)-2(g), 3, 4(a)-4(c) AND 5.

You must register to attend the Special Meeting at: https://stctransfer.zoom.us/webinar/register/WN_42p6_BmwQSKyXX2B2Nmv9g

DATED:

(Signature)

(Signature, if held jointly)

(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.